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                                                              EXHIBIT 99.1





          I hereby consent to being named as a director in the Form 10 filed by Getty Petroleum Marketing Inc. with the Securities and Exchange Commission on November 19, 1996.



                                      /s/ Milton Safenowitz
                                      -------------------------------
                                      Milton Safenowitz



Dated: November 19, 1996

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          I hereby consent to being named as a director in the Form 10 filed by
Getty Petroleum Marketing Inc. with the Securities and Exchange Commission on November 19, 1996.



                                         /s/  Ronald E. Hall
                                         -----------------------------
                                         Ronald E. Hall



Dated: November 19, 1996



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          I hereby consent to being named as a director in the Form 10 filed by
Getty Petroleum Marketing Inc. with the Securities and Exchange Commission on November 19, 1996.



                                       /s/  Richard E. Montag
                                       -------------------------------
                                       Richard E. Montag




Dated: November 19, 1996




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